UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2008

Saba Software, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30221	94-3267638
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2400 Bridge Parkway, Redwood Shores, California	94065-1166
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 581-2500

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On January 8, 2008, Saba Software, Inc., a Delaware corporation (the “Company”), issued a press release announcing the Company’s financial results for the quarter year ended November 30, 2007. A copy of the Company’s press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information in Item 2.02 of this Form 8-K and Exhibit 99.1 are furnished to, but not filed with, the Securities and Exchange Commission. The information contained in Item 2.02 of this Form 8-K and in Exhibit 99.1 shall not be incorporated by reference to any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Departure of Directors.

On January 3, 2008, Clifton T. Weatherford and Douglas M. Ferguson tendered their resignations from the Board of Directors of the Company (the “Board”), and the respective committees of the Board on which they serve, effective January 10, 2008. Messrs. Weatherford’s and Ferguson’s resignations from the Board did not involve any disagreement with the Company.

(d) Election of Directors.

Effective as of January 10, 2008, the Board elected George de Urioste as a Class I Director and Chairman of the Audit Committee and appointed Mr. de Urioste to serve as a member of the Corporate Governance and Nominating Committee. In addition, the Board appointed Dow R. Wilson to serve as a member of the Audit Committee, effective January 10, 2008.

(e) Compensatory Arrangements of Certain Officers.

On September 26, 2007, the Board adopted an Executive Officers’ Incentive Plan (the “Bonus Plan”). The Bonus Plan, attached as exhibit 10.20 to the Company’s Form 8-K filed with the SEC on September 28, 2007, is incorporated herein by this reference. On January 7, 2008, the Board approved an amendment to the Bonus Plan providing for the payment of between 50% and 100% of the annual bonuses on attainment of certain cash earnings per share financial metrics.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release of Saba Software, Inc., dated January 8, 2008, announcing preliminary financial results for the quarter ended November 30, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Saba Software, Inc.
(Registrant)

Date: January 8, 2007	/s/ Michael J. Martini
(Signature) Michael J. Martini Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release of Saba Software, Inc., dated January 8, 2008, announcing preliminary financial results for the quarter ended November 30, 2007.